Exhibit 10.38

Seventh Amendment to Revolving Loan Agreement Between

AmSouth Bank and Surgical Laser Technologies dated May 31, 2000

RESOLVED, that effective March 10, 2004, AmSouth Bank for the one part and Surgical Laser Technologies, Inc. (“Borrower”) and PhotoMedex. Inc. for the other part, hereby declare and certify by the signatures indicated below, that they have agreed to amend and modify by this Seventh Amendment, as set forth here below, the Revolving Loan Agreement, dated May 31, 2000, having already been amended by a First Amendment dated as of February 20, 2002; by a Second Amendment dated as of June 27, 2002; by a Third Amendment dated as of February 27, 2003; by a Fourth Amendment dated as of February 27, 2003: by a Fifth Amendment dated as of February 27, 2003; and by a Sixth Amendment dated as of February 27, 2003.

1. Waiver of violations.

For and in consideration of $2,500 well and truly paid by Borrower and other good and valuable consideration, AmSouth waives violations by Borrower and PhotoMedex of Article VII for the period ended December 31, 2003. AmSouth, Borrower and PhotoMedex agree that such waiver of violations by Borrower and PhotoMedex of Article VII for the period ended December 31, 2003 does not serve as a waiver for any other period and AmSouth reserves all of its rights under the Revolving Loan Agreement between AmSouth Bank and Surgical Laser Technologies dated May 31, 2000, as amended.

2. Term of Revolving Credit.

AmSouth, Borrower and PhotoMedex confirm and ratify that the Termination Date of the Revolving Loan Agreement shall continue to be May 31, 2004.

3. Extension of Revolving Credit.

If Amsouth, Borrower and PhotoMedex desire to extend the Revolving Loan Agreement from June 1, 2004 to December 31, 2004, such extension shall be on condition that Borrower shall have provided full cash collateralization under Section 2.10 for any part the revolving credit that Borrower may draw down. .

Accepted and Agreed as of this 10th day of March 10, 2004.

In assent:
Surgical Laser Technologies, Inc.		PhotoMedex, Inc.		AmSouth Bank

By:	/s/ JEFFREY F. O’DONNELL	By:	/s/ JEFFREY F. O’DONNELL	By:	/s/ RHETT D. JORDAN
Jeffrey F. O’Donnell		Jeffrey F. O’Donnell		Rhett D. Jordan
Its President		Its President		Its Vice President

By:	/s/ DENNIS M. MCGRATH	By:	/s/ DENNIS M. MCGRATH
Dennis M. McGrath		Dennis M. McGrath
Its Vice President		Its Vice President